Exhibit 10.15

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS APRIL 29, 2007.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE “STATE LAWS”). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE LAWS, OR PURSUANT TO APPLICABLE EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS WHICH MAY INCLUDE SALE THROUGH A DESIGNATED OFFSHORE SECURITIES MARKET. FURTHER, UNLESS THE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, THE SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THESE SECURITIES IN THE UNITED STATES IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH 905 AND THE PRELIMINARY NOTES) PROMULGATED UNDER THE SECURITIES ACT.

FLOW-THROUGH SPECIAL WARRANT CERTIFICATE

of

YUKON GOLD CORPORATION, INC.
55 York Street, Suite 401
Toronto, Ontario M5J 1R7
416-865-9790
(herein referred to as the "Corporation")

No. FTSW-2006-«Cert_No»	Dated this 28th day of December, 2006

for

«Flow_Through_Units» FLOW-THROUGH SPECIAL WARRANTS,
entitling the Holder to acquire, one (1) Flow-Through Common Share for each Flow-Through Special Warrant represented hereby

VOID AFTER April 29, 2007 (the “Expiration Date”)

«Registration_Requirements»
(hereinafter referred to as the "Holder")

Each Flow-Through Special Warrant ("Special Warrant") entitles the Holder to acquire one common share in the capital of the Corporation to be issued as a "flow-through share" (as defined in subsection 66(15) of the Income Tax Act (Canada)) (“Flow-Through Share”), subject to adjustment as set out herein, without payment of additional consideration. The Special Warrants may be exercised at any time and from time to time on or before the Expiration Date, but will automatically be exercised without any further action on the part of the Holder at 5:00 p.m. (Toronto time) on the earlier of: (i) the Qualification Date (as hereinafter defined), and (ii) the Expiration Date (the "Automatic Exchange").

The terms and conditions which govern the Special Warrants are referred to herein and among other things, include provisions for the appropriate adjustment to the securities issuable upon exercise of the Special Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Corporation’s common shares, the payment of stock dividends and the amalgamation of the Corporation.

Section 1. Definitions. The following words and phrases shall have the respective meanings ascribed to them as follows:

"Business Day" means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto are not open for business.

"Closing Date" means the date of issue of the Special Warrants.

"Final Receipt" means the final MRRS decision document issued in accordance with the Mutual Reliance Review System evidencing that final receipts for the Prospectus.

"Prospectus" means a final short form prospectus in respect of the distribution of the Flow-Through Shares issuable upon the exercise of the Special Warrants.

"Qualification Date" means the third Business Day after the later of (i) the date of issuance of a Final Receipt and (ii) the clearance of a Registration Statement.

"Registration Statement" means the registration statement to be filed by the Corporation with the SEC with respect to the Flow-Through Shares.

“SEC” means the United States Securities and Exchange Commission.

Section 2. Increase of Flow-Through Shares. If the Qualification Date has not occurred by 5:00 p.m. (Toronto time) on the date which is 60 days from the Closing Date, each holder of Special Warrants shall thereafter be entitled to receive, upon the exercise or deemed exercise of the Special Warrants, 1.1 Flow-Through Shares for every Special Warrant then held by the Holder (in lieu of the one Flow-Through Share) for no additional consideration.

Section 3. Exercise of Special Warrant. This Special Warrant may be exercised by the Holder hereof ("Voluntary Exercise"), in whole or in part (but not as to a fractional share), by the completion of the subscription form attached hereto as Schedule "A" and by the surrender of the Special Warrants (properly endorsed) at the office of the Corporation at 55 York Street, Suite 401, Toronto, Ontario M5J 1R7 (or at such other agency or office of the Corporation in the United States or Canada as it may designate by notice in writing to the Holder hereof at the address of the Holder hereof appearing on the books of the Corporation). If any Special Warrants have not been exercised prior to the Automatic Exchange, the Special Warrants shall be automatically exercised in full on the date of the Automatic Exchange.

In the event of a Voluntary Exercise of the rights represented by this Special Warrant, a certificate or certificates for the Flow-Through Shares so acquired, registered in the name of the Holder hereof, shall be delivered to the Holder hereof within a reasonable time, not exceeding five Business Days, after the rights represented by this Special Warrant shall have been so exercised. With respect to any such exercise, the Holder hereof shall for all purposes be deemed to have become the holder of record of the number of Flow-Through Shares evidenced by such certificate or certificates from the date on which this Special Warrant was surrendered irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of this Special Warrant. The holder may exercise less than all of the Special Warrants evidenced by this Special Warrant certificate, in which event a new Special Warrant certificate representing the Special Warrants not then exercised will be issued to the holder.

In the event of an Automatic Exercise of the rights represented by this Special Warrant, the right of a Holder to acquire Flow-Through Shares represented hereby will be deemed to have been exercised on the basis provided for herein (to the extent not previously exercised or repurchased). In the event of a deemed exercise of Special Warrants, the Corporation shall within five (5) Business Days mail or cause to be mailed a Flow-Through Share certificate registered in the same name and mailed to the same address as the Special Warrants are registered.

The registered holder will be entitled to the right evidenced hereby free from all equities and rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all person may act accordingly, and the delivery to any such registered holder of the Flow-Through Shares issued on exercise or deemed exercise of such Special Warrants will be a good discharge to the Corporation therefore and, unless the Corporation is required by statute or by an order of a court of competent jurisdiction, the Corporation will not be bound to inquire into the title of any such registered holder.

Section 4. Adjustments. In the event of (i) any alteration of the common shares of the Corporation, including any subdivision, consolidation, reclassification or any other capital reorganization, (ii) any form of reorganization of the Corporation, including any amalgamation, merger, arrangement or other form of business combination with or into any other corporation, (iii) any sale, lease, exchange or transfer of the undertakings or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity, (iv) any issuance of common shares or securities exchangeable or convertible into common shares to all or substantially all of the holders of common shares by way of a stock dividend or other distribution, or (v) any extraordinary dividend or distribution outside of the ordinary course, the Holders of Special Warrants shall, upon exercise of the Special Warrants following the occurrence of any of those events, be entitled to receive the same number and kind of securities and/or assets, as applicable, that they would have been entitled to receive had they exercised their Special Warrants immediately prior to the occurrence of those events, as more particularly described below:

(a)
If and whenever at any time the Corporation proposes to issue common shares or rights, options or securities entitling the holder thereof to purchase common shares to all or substantially all of the holders of the common shares, such shares or rights shall also be offered to holders of Special Warrants, and the Holder shall be entitled to purchase that percentage of the shares or rights so offered calculated by dividing the aggregate number of common shares issuable on exercise or deemed exercise of the Special Warrants by the sum of: (i) the number of common shares issuable upon the exercise of the Special Warrants and (ii) all the common shares then issued and outstanding.

(b)
In any case in which this section shall require that an adjustment shall become effective immediately after a record date for or effective date of an event referred to herein, the Corporation may defer, until the occurrence and consummation of such event, issuing to the holder of any Special Warrant exercised or deemed to have been exercised after such record date or effective date and before the occurrence and consummation of such event the additional common shares or other securities or property issuable upon such exercise or deemed exercise by reason of the adjustment required by such event, provided, however, that the Corporation will deliver to the Holder, as soon as reasonably practicable after such record date, an appropriate instrument evidencing the Holder's right to receive such additional common shares or other securities or property upon the occurrence and consummation of such event and the right to receive any dividend or other distribution in respect of such additional common shares or other securities or property declared in favour of the holders of record of common shares or of such other securities or property on or after the date of the Voluntary Exercise or the Automatic Exchange, as the case may be, or such later date as such holder would, but for the provisions of this subsection, have become the holder of record of such additional common shares or of such other securities or property.

(c)
If the Corporation shall set a record date to determine the holders of the securities for the purpose of entitling them to receive any dividend or distribution or any subscription or exercise rights and shall, thereafter and before the distribution to such securityholders of any such dividend, distribution or subscription or exercise rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or exercise rights, then no adjustment in the number of Flow Through Shares obtainable upon exercise of the Special Warrants shall be required by reason of the setting of such record date.

(d)
The adjustments provided for in this section are cumulative and will apply (without duplication) to successive subdivisions, consolidations, distributions, issuances or other events resulting in any adjustment under the provisions of this section.

(e)
If any question arises with respect to the adjustments provided in this section, such question shall be conclusively determined by the Corporation’s auditors or, if they are unable or unwilling to act, by such firm of chartered accountants as is appointed by the Corporation. Such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation.

(f)
If and whenever at any time the Corporation shall take any action affecting or relating to the common shares, other than any action described in this section, which in the opinion of the directors of the Corporation would adversely affect the rights of any holders of Special Warrants, adjustments will be made by the directors in such manner, if any, and at such time, as the directors, may in their sole discretion determine to be equitable in the circumstances to such holders.

(g)
As a condition precedent to the taking of any action which would require an adjustment in any of the rights under the Special Warrants, the Corporation will take any action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation, or any successor to the Corporation or successor to the undertaking or assets of the Corporation, will be obligated to and may validly and legally issue all the Flow-Through Shares or other securities or property which the holders of Special Warrants would be entitled to receive thereafter on the exercise or deemed exercise thereof in accordance with the provisions hereof.

(h)
At least ten days before the earlier of the effective date of, or record date for, any event referred to in this section that requires or might require an adjustment in any of the rights under the Special Warrants or such longer notice period as may be applicable in respect of notices required to be delivered by the Corporation to holders of its common shares, the Corporation will give notice to the holders of Special Warrants of the particulars of such event and, to the extent determinable, any adjustment required and a description of how such adjustment will be calculated. Such notice need only set forth such particulars as have been determined at the date such notice is given. If any adjustment for which such notice is given is not then determinable, promptly after such adjustment is determinable the Corporation will give notice to the holders of Special Warrants of such adjustment.

Section 5. Lost, Stolen, Mutilated, or Destroyed Special Warrant. If this Special Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnify the Corporation or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Special Warrant, include the surrender thereof), issue a new Special Warrant of like denomination and tenor as the Special Warrant so lost, stolen, mutilated or destroyed. Any such new Special Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated, or destroyed Special Warrant shall be at any time enforceable by anyone.

Section 6. Transfer. The Special Warrants evidenced by this Special Warrant certificate may be transferred on the register kept at the offices of the Corporation by the registered Holder hereof or its legal representatives or its attorney duly appointed by completion of the instrument set out as Schedule "B" hereto, or any other written instrument satisfactory to the Corporation, and only upon compliance with such reasonable requirements as the Corporation may prescribe.

Section 7. CEE. The Corporation will renounce to the Holder of the Special Warrants, effective for the 2006 taxation year, an amount of Canadian Exploration Expense (“CEE”) equal to the gross aggregate proceeds from the issue of Special Warrants. In the event the Corporation fails to renounce CEE corresponding to 100% of the gross aggregate proceeds from the issue of the Special Warrants by the applicable deadline, or if there is a reduction in the amount purported to be renounced, the Corporation agrees to indemnify the original Holder for all additional taxes paid by such Holder.

Section 8. General Covenants Representations and Warrants. The Corporation represents, warrants, covenants and agrees with the Holder that so long as any Special Warrant remains outstanding and may be exercised:

(a)	the Corporation is duly authorized to create and issue the Special Warrants and that this Special Warrant certificate be valid and enforceable against the Corporation;

(b)
the Corporation will at all times maintain its corporate existence, carry on and conduct its business in a proper and business-like manner, keep or cause to be kept proper books of account in accordance with generally accepted accounting practice;

(c)	the Corporation will reserve for issuance a sufficient number of unissued common shares to enable it to satisfy its obligations on the exercise or deemed exercise of the Special Warrants;

(d)
the Corporation will cause the common shares from time to time issued pursuant to the exercise or deemed exercise of the Special Warrants, and the certificates representing such common shares, to be duly issued and delivered in accordance with the Special Warrants and the terms hereof;

(e)	all common shares that are issued or created on exercise or deemed exercise of the Special Warrants will be fully paid and non-assessable;

(f)
the Corporation will keep the registers of holders of Special Warrants open on Business Days and will not take any action or omit to take any action which would have the effect of preventing the holders of Special Warrants from exercising any of the Special Warrants or receiving any of the Flow-Through Shares upon such exercise;

(g)	the Corporation will make all requisite filings in connection with the exercise of the Special Warrants and issue of the common shares; and

(h)	generally, the Corporation will well and truly perform and carry out all acts and things to be done by it as provided in this certificate.

Section 9. Notices. All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, if to the Holder to such Holder at the address shown on the records of the Corporation or at such other address as shall have been furnished to the Corporation by notice from such Holder. All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed to the Corporation at the offices of the Corporation at 55 York Street, Suite 401, Toronto, Ontario M5J 1R7, or at such other address as shall have been furnished to the Holder by notice from the Corporation.

A notice so given by mail or so delivered will be deemed to have been given on the fifth Business Day after it has been mailed or on the day on which it has been delivered, as the case may be. In determining under any provision hereof the date when notice of any event must be given, the date of giving notice will be included and the date of the event will be excluded.

Section 10. Binding Effect. This Special Warrant certificate and all of its provisions shall enure to the benefit of the Holder and its successors and shall be binding upon the Corporation and its successors and permitted assigns.

Section 11. Successor Corporations. In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Corporation as an entirety, or substantially as an entirety, to another corporation, the successor corporation resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Corporation) will be bound by the provisions hereof and for the due and punctual performance and observance of each and every covenant and obligation contained in this certificate to be performed by the Corporation.

Section 12. Governing Law. This Special Warrant certificate shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable herein.

Section 13. Corporate Obligations Rather Than Individual. Subject as hereinafter provided, all or any of the rights conferred upon the Holder by the terms of this Special Warrant certificate may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement contained herein shall be had against any shareholder, officer or director of the Corporation either directly or through the Corporation, it being expressly agreed and declared that the obligations under this Special Warrant certificate are solely corporate obligations and that no personal liability whatever shall attach to or be incurred by the shareholders, officers or directors of the Corporation or any of them in respect thereof, any and all rights and claims against every such shareholder, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Special Warrants. The foregoing shall, with respect to the officers and directors of the Corporation, be subject to rights of action for damages or rescission which the Holder may have pursuant to applicable securities laws.

Section 14. Legends. The certificates representing the Flow-Through Shares, issued upon exercise hereof, shall bear such legends as determined to be applicable in the sole discretion of the Corporation.

Section 15. Time. Time shall be of the essence of this Special Warrant certificate.

IN WITNESS WHEREOF the Corporation has caused this Special Warrant certificate to be signed by its duly authorized officer as of the date written above.

YUKON GOLD CORPORATION, INC.

Per:
Authorized Officer

SCHEDULE "A"

EXERCISE FORM

TO: YUKON GOLD CORPORATION, INC.

The undersigned hereby exercises the right to acquire ____________Flow-Through Shares of Yukon Gold Corporation, Inc.

The Flow-Through Shares are to be issued as follows:

Name:

(print clearly)

Address in full:

Number of Flow-Through Shares: _________________________________________________________________________

Note:	If any of the Flow-Through Shares are to be issued in the name of any other person(s), please attach (and initial) a schedule giving these particulars.

DATED this ___________ day of ___________________, 2006

Signature Guaranteed	Signature

(Signature of Special Warrant Holder to be the same as appears on the face of the Special Warrant Certificate)

Print full name

Print full address

Social Insurance Number

(see Instructions on next page)

Instructions:

1.
The registered Holder may exercise its right to receive Flow-Through Shares by completing this Exercise Form and surrendering this Exercise Form and the Special Warrant certificate representing the Special Warrants being exercised to the Corporation at 55 York Street, Suite 401, Toronto, Ontario M5J 1R7. Certificates for Flow-Through Shares will be delivered or mailed within five business day after receipt of the exercise of the Special Warrants.

2.
If the Exercise Form indicates that Flow-Through Shares are to be issued to a person or persons other than the registered Holder of the Special Warrant certificate, the signature of such Holder on the Exercise Form must be guaranteed by an authorized officer of a chartered bank, trust Corporation or an investment dealer who is a member of the Medallion Stamp Guarantee Program. The guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

3.
If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a judicial or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.

4.
Flow-Through Shares received on the exercise of the Special Warrants may be subject to a "hold period" under applicable securities laws if the Special Warrants are exercised prior to the date on which a registration statement filed under the Securities Act of 1933 as amended has been declared effective with respect to the Flow-Through Shares of the Corporation issuable on the exercise of this Special Warrant certificate, and certificates representing such Flow-Through Shares may, in such circumstances, be issued with a legend to reflect such hold period.

SCHEDULE "B"

TRANSFER FORM

FLOW-THROUGH SPECIAL WARRANTS

TO: YUKON GOLD CORPORATION, INC.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers  _____________Special Warrants of YUKON GOLD CORPORATION, INC. registered in the name of the undersigned on the records maintained by the Corporation represented by the Special Warrant certificate attached to and irrevocably appoints the Corporation the attorney of the undersigned to transfer the said securities on the books or register of the Special Warrants with full power of substitution.

DATED the _____________ day of ___________________ 200__.

Signature Guaranteed	Signature of Special Warrant Holder

Instructions:

1.
If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a judicial or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.

2.
The signature on the Transfer Form must be guaranteed by an authorized officer of a chartered bank, trust Corporation or an investment dealer who is a member of the Medallion Stamp Guarantee Program. The guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

3.	Special Warrants shall only be transferable in accordance with applicable laws. The transfer of Special Warrants to a purchaser resident in the United States is prohibited.